UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2020

TAMPA ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Florida	1-5007	59-0475140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

TECO Plaza

702 N. Franklin Street

Tampa, Florida 33602

(Address of principal executive offices)

(813) 228-1111

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 6, 2020, Tampa Electric Company (“Tampa Electric”) entered into a Credit Agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association, as Administrative Agent, and the following lenders: Wells Fargo Bank, National Association, JPMorgan Chase Bank, N.A., Royal Bank of Canada, MUFG Bank, Ltd., Canada Branch, and The Bank of Nova Scotia (the “Lenders”). The Credit Agreement is a 364-day, $300 million senior unsecured term loan credit facility with a maturity date of February 4, 2021.

The Credit Agreement contains customary representations and warranties, events of default, and financial and other covenants; provides for interest to accrue at variable rates based on the London interbank deposit rate plus a margin, or, as an alternative to such interest rate, at an interest rate equal to a margin plus the highest of Wells Fargo bank’s prime rate, the federal funds rate plus 0.50%, or the one-month London interbank deposit rate plus 1.00%.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to the complete text of the Credit Agreement, which is filed as Exhibit 10.1 to this Report and incorporated herein by reference.

The Lenders are lenders under other credit facilities of the Company and its affiliates, and affiliates of the Lenders have in the past provided, and in the future may provide, investment banking, underwriting, lending, commercial banking and other advisory services to the Company and its affiliates.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Credit Agreement dated as of February 6, 2020, among Tampa Electric Company, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2020		TAMPA ELECTRIC COMPANY (Registrant)

	By:	/s/ David E. Schwartz
David E. Schwartz
Vice President – Governance, Associate General Counsel and Corporate Secretary